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                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 10, 2003
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                Date of Report (Date of earliest event reported)

                                  CONNECTIVCORP
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               333-70663                                06-1529524

-----------------------------------  -------------------------------------------
     (Commission file number)          (IRS employer identification number)

              750 Lexington Avenue, 23rd Floor, New York, NY  10022
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                    (Address of principal executive offices)

                                 (212) 750-5858
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              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.

     (a) On April 4, 2003, Patrusky Mintz & Semel ("Patursky") resigned as independent accountants of ConnectivCorp (the "Company") for the year ending December 31, 2002.

     The report of Patrusky on the financial statements of the Company for the fiscal year ended December 31, 2001 was qualified as to uncertainty about the Company's ability to continue as a going concern due to the Company's recurring losses from operations and absence of revenues from its proposed business model. Except as described in this Item 4(a), the report of Patrusky on the financial statements of the Company for the past fiscal year did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In addition, there was no disagreement with Patrusky on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Patrusky, would have caused Patrusky to make reference to the subject of that disagreement in its reports on the Company's financial statements.

     The Company requested that Patrusky furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the statements in this Item 4(a). A copy of the letter furnished by Patrusky in response to that request, dated April 4, 2003, is filed as Exhibit
16.1 to this Form 8-K.

     (b) On April 4, 2003, Israeloff, Trattner & Co. P.C. ("Israeloff") was engaged as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Israeloff, the Company has not consulted with Israeloff regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits:

     The following exhibits are filed as part of this report:



Exhibit Number     Description
--------------    -------------

16.1 Letter from Patrusky Mintz & Semel dated April 10, 2003 regarding change in certifying accountant.











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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONNECTIVCORP
                                             -----------------------
                                                (Registrant)


                                        By:  /s/  Elliot  Goldman
                                             -----------------------
                                              Elliot  Goldman
                                              President

Dated:     April 10, 2003









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                                  EXHIBIT INDEX
                                  --------------



Exhibit Number     Description
--------------    -------------

16.1 Letter from Patrusky Mintz & Semel dated April 10, 2003 regarding change in certifying accountant.






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